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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 5, 2006


                              TECHTEAM GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-16284                    38-2774613
----------------------------       -----------              --------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)              File No.)              Identification No.)


       27335 West 11 Mile Road
         Southfield, Michigan                                         48034
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:   (248) 357-2866


--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
---------      -------------------------------------------------


                   Effective January 5, 2006, the Board of Directors of TechTeam
               Global, Inc. modified the Bylaws of TechTeam Global, Inc. (the "Bylaws"). Specifically, Article II, Section 4 and Article III,
               Section 12 of the Bylaws were amended by the addition of the following language at the conclusion of each Section: "The Chairman may designate an Acting Secretary to prepare the minutes of any meeting of the Board of Directors."



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TECHTEAM GLOBAL, INC.



                                       By   /s/ Michael A. Sosin
                                            -----------------------
                                                Michael A. Sosin
                                                Vice President, General
                                                Counsel and Secretary

Date: January 9, 2006

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